                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                  POWER OF ATTORNEY

    Barton M. Biggs, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr. and Valerie Y. Lewis his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchanges Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                  /s/ Barton M. Biggs
                                  -----------------------------
                                  Barton M. Biggs




Date:  July 1, 1997
           ---

                     MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                  POWER OF ATTORNEY

    Frederick O. Robertshaw, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr. and Valerie
Y. Lewis, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a President and a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchanges Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                  /s/ Joanna M. Haigney
                                  -----------------------------
                                  Joanna M. Haigney




Date:  July 2, 1997
           ---

                    MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                POWER OF ATTORNEY

    Michael F. Klein, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr. and Valerie Y. Lewis, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a President and a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchanges Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                  /s/ Michael F. Klein
                                  -----------------------------
                                  Michael F. Klein

Date:  July 1, 1997
           ---

                    MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                POWER OF ATTORNEY

    John D. Barrett, II, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr. and Valerie
Y. Lewis, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a President and a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchanges Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                  /s/ John D. Barrett, II
                                  -----------------------------
                                  John D. Barrett, II

Date:  July 1, 1997
           ---

                    MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                POWER OF ATTORNEY

    Gerard E. Jones, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr. and Valerie Y. Lewis, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a President and a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchanges Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                  /s/ Gerard E. Jones
                                  -----------------------------
                                  Gerard E. Jones

Date:  July 1, 1997
           ---

                    MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                POWER OF ATTORNEY

    Andrew McNally, IV, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr. and Valerie Y. Lewis, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a President and a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchanges Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                  /s/ Andrew McNally, IV
                                  -----------------------------
                                  Andrew McNally, IV

Date:  July 1, 1997
           ---

                    MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                POWER OF ATTORNEY

    Samuel T. Reeves, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr. and Valerie Y. Lewis, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a President and a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchanges Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                  /s/ Samuel T. Reeves
                                  -----------------------------
                                  Samuel T. Reeves

Date:  July 2, 1997
           ---

                    MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                POWER OF ATTORNEY

    Fergus Reid, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr. and Valerie Y. Lewis, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a President and a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchanges Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                  /s/ Fergus Reid
                                  -----------------------------
                                  Fergus Reid

Date:  July 1, 1997
           ---

                    MORGAN STANLEY STRATEGIC ADVISER FUND, INC.

                                POWER OF ATTORNEY

    Frederick O. Robertshaw, whose signature appears below, does hereby constitute and appoint Michael F. Klein, Harold J. Schaaff, Jr. and Valerie
Y. Lewis, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable Morgan Stanley Strategic Adviser Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including foregoing, the power and authority to sign in the name and on behalf of the undersigned as a President and a director of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchanges Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.

                                  /s/ Frederick O. Robertshaw
                                  -----------------------------
                                  Frederick O. Robertshaw

Date:  July 3 , 1997
           ---